UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                September 5, 2003
                         Date of earliest event reported


                       P.D.C. INNOVATIVE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                          0-27157             65-0789306
(State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)               File Number)          Identification No.)


                 4411 NW 105th Terrace, Coral Springs, FL 33065
          (Address of principal executive offices, including zip code)


                           (954) 254-9064 Registrant's
                      telephone number, including area code


           __________________________________________________________
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.
                  ---------------------------------
                  Not Applicable


Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------
                  Not Applicable


Item 3.           Bankruptcy or Receivership.
                  ---------------------------
                  Not Applicable


Item 4.           Changes in Registrant's Certifying Accountant.
                  ----------------------------------------------
                  Not Applicable


Item 5.           Other Events and Regulation FD Disclosure.
                  -------------------------------------------
                  See Press Release attached hereto as Exhibit 99.1


Item 6.           Resignations of Registrant's Directors.
                  --------------------------------------
                  Not Applicable


Item 7.           Financial Statement and Exhibits.
                  ---------------------------------

                  (a)      Financial Statement - Not Applicable

                  (b)      Pro-Forma Financials - Not Applicable

                  (c)      Exhibits

                           Exhibit 99.1 - Press Release dated September 5, 2003


Item 8.           Change in Fiscal Year.
                  ----------------------
                  Not Applicable


Item 9.           Regulation FD Disclosure
                  ------------------------
                  Not Applicable

Item 10.          Amendments to the Registrant's Code of Ethics or Waiver of a
                  ------------------------------------------------------------
                  Provision of the Code of Ethics
                  ---------------------------------
                  Not Applicable


Item 11.          Temporary Suspension of Trading Under Registrant's
                  ----------------------------------------------------
                  Employee Benefit Plans
                  ---------------------------------
                  Not Applicable


Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------
                  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      P.D.C. INNOVATIVE INDUSTRIES, INC.


                                      By: /s/ Michael Hiler
                                          -------------------------------------
                                          Michael Hiler, Chief Executive Officer


Dated: September 5, 2003